Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

THE ROXBURY FUNDS (the “Trust”)
Roxbury/Hood River Small-Cap Growth Fund
Ticker: RSCIX
Institutional Shares
Supplement dated March 6, 2015 to the Prospectus dated November 1, 2014, as supplemented on January 28, 2015
This supplement provides new and additional information beyond that contained in the Prospectus.  It should be retained and read in conjunction with the Prospectus.
Pursuant to an expense limitation agreement, Hood River Capital Management LLC (“Hood River”), the investment adviser to the Roxbury/Hood River Small-Cap Growth Fund (the “Fund”), has previously agreed to waive its advisory fee and/or reimburse expenses to the extent the Fund’s total operating expenses exceed 1.25%, through December 31, 2020.  Effective March 9, 2015, Hood River has voluntarily agreed to waive its advisory fee and/or reimburse expenses to the extent the Fund’s total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses) exceed 1.09%.
Please retain this supplement for future reference.